SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: December 20, 2000
(Date of earliest event reported)

Commission File No. 333-80941





                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
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        DELAWARE                                            94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


201 NORTH TRYON STREET, CHARLOTTE, NORTH CAROLINA,                   28255
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    Address of principal executive offices                         (Zip Code)


                                 (704) 387-2111
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5. OTHER EVENTS

     Attached as an exhibit is the mortgage pool insurance policy issued by United Guaranty Residential Insurance Company in connection with Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-A.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

Item 601(a)
of Regulation S-K
EXHIBIT NO.                                  DESCRIPTION
----------                                   -----------
      (99)                                   Mortgage Pool Insurance Policy
                                             issued by United Guaranty
                                             Residential Insurance Company
                                             in connection with Bank of
                                             America Mortgage Securities, Inc.,
                                             Mortgage Pass-Through
                                             Certificates, Series 2000-A


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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANK OF AMERICA MORTGAGE
                                          SECURITIES, INC.


December 20, 2000

                                          By:   /S/ JUDY V. FORD
                                                -----------------------------
                                                Judy V. Ford
                                                Vice President


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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
EXHIBIT NO.           DESCRIPTION                                 ELECTRONIC (E)
-----------           -----------                                 --------------
   (99.3)             Mortgage Pool Insurance Policy                E
                      issued by United Guaranty
                      Residential Insurance Company
                      in connection with Bank of America
                      Mortgage Securities, Inc., Mortgage
                      Pass-Through Certificates, Series
                      2000-A


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